Q1 2022 Earnings Presentation EXHIBIT 99.2

2 Westlake Delivers Record Quarter  Record results in 1Q 2022  Record quarterly net sales of $4.1 billion, an increase of 72% vs. first quarter 2021 net sales  Record quarterly net income of $756 million, an increase of 212% vs. first quarter 2021 net income  Record quarterly EBITDA of $1.3 billion, an increase of 135% vs. first quarter 2021 EBITDA  Expanded specialty product focused portfolio with acquisition of Hexion's global epoxy business  Established 2030 sustainability goal to reduce CO2 intensity of operations by 20%¹ Business Highlights 1) Baseline of 2016

3 Market leading position in Housing & Infrastructure Products (HIP) driving growth from high-valued, strong brand name product offerings with attractive secular growth Well positioned to execute on a portfolio of opportunities across both segments by leveraging a proven system of operational excellence and value creative capital allocation Westlake is a Compelling Investment Opportunity Leveraging a Strong History of Success Across a Dynamic Portfolio of Opportunities Strong and experienced leadership with a proven track record of operating excellence, asset allocation, and successful acquisitions and integrations all driving long-term value creation Accelerating profitable growth in Performance & Essential Materials (PEM) by leveraging our globally advantaged low-cost position with a market leading specialized product orientation in attractive end-markets 1 2 3 4 Disciplined investment culture and a strong balance sheet provide the ability to weather economic cycles and generate strategic bottom line growth 5

4 Westlake Corporation Performance First Quarter 2022 (1) Reconciliations of EBITDA, Housing and Infrastructure Products EBITDA, Performance and Essential Materials EBITDA and Corporate EBITDA to the applicable GAAP measures can be found on pages 13 and 14 + Strong market conditions attributable to a robust demand environment + Favorable market pricing offset inflationary cost pressure + Westlake’s leading market positions, low cost raw materials and vertical integration captures strong margins across the integrated value chain A Record Quarter for Westlake ($ in millions) 1Q 2022 4Q 2021 1Q 2022 vs. 4Q 2021 1Q 2021 1Q 2022 vs. 1Q 2021 Sales $4,056 $3,507 16% $2,357 72% Operating Income $1,032 $873 18% $346 198% Housing and Infrastructure Products EBITDA $258 $162 59% $105 146% Performance and Essential Materials EBITDA $1,071 $997 7% $458 134% Corporate EBITDA ($29) ($28) - ($10) - EBITDA¹ $1,300 $1,131 15% $553 135% Westlake delivers differentiated, specialty and branded products and solutions

5 Advancing Sustainability To further reduce our carbon footprint, we are allocating capital to both proven and emerging technologies, including additional product and operational innovations • We are expanding our portfolio of sustainable products and prioritizing implementation of additional environmentally friendly innovation by incorporating recycled and bio-derived materials while maintaining product quality: Light Weighting Pipe Composites – Renewable EnergyOne Pellet Solution • Low-Carbon PVC and Caustic Soda – meets market demand for lower-carbon plastics and materials • One Pellet Solution – an efficient polyethylene solution incorporating post consumer resin (PCR) while maintaining the strength of plastic materials • Dimex – one of the largest processors of recycled plastic materials in the United States and the leading supplier of recycled flexible PVC and TPE compounds; includes products such as the MotionTex exercise equipment mat • Aspire Vinyl – a bio-based solution for building materials; the first phthalate-free bio-based compound with more than 35% renewable content • Epoxy – given its lightweight properties, epoxy is used in coatings and composites to fabricate wind turbine blades and light-weight aerospace and automotive components • Molecular-Oriented PVC (PVC-O) Pipe – engineering solution for lighter-weight, more durable PVC pipe that is manufactured with a lower-carbon footprint than any other water main pipe materials; used in housing and infrastructure

6 Segment Update

7 Housing and Infrastructure Products (“HIP”) Segment Performance (1) Reconciliations of HIP EBITDA to the applicable GAAP measure can be found on page 14 + Strong repair and remodeling activity and new residential construction in North America + Residential housing construction has driven demand for our higher-margin offerings in building products, pipe and fittings as well as wire and cable compound products HIP Segment 1Q 2022 vs. 4Q 2021 Average Sales Price Volume +10.1% +6.8% HIP Segment 1Q 2022 vs. 1Q 2021 Average Sales Price Volume +53.4% +45.6% ($ in millions) 1Q 2022 4Q 2021 1Q 2022 vs. 4Q 2021 1Q 2021 1Q 2022 vs. 1Q 2021 Housing Products Sales $972 $843 15% $443 119% Infrastructure Products Sales $252 $204 24% $172 47% Total HIP Sales $1,224 $1,047 17% $615 99% Operating Income $185 $86 115% $71 161% EBITDA $258 $162 59% $105 146% EBITDA Margin 21% 15% - 17% -

8 Home buyer demand fundamentals are being driven by home upsizing, historic under building, favorable demographics and more people working from home offsetting headwinds of rising mortgage interest rates U.S. census data reports new housing starts continuing at elevated levels, reflecting strong demand for single and multi-family housing construction New housing starts remain elevated and the leading indicators for construction activity are forecasting sustained growth over the next several of years Infrastructure Investment and Jobs Act should provide further demand strength as states and municipalities begin to develop and start construction of projects to address our nations long neglected infrastructure needs Housing and Infrastructure Products Update 1 2 3 4

Performance and Essential Materials ("PEM") Segment Performance

($ in millions)	1Q 2022	4Q 2021	1Q 2022 vs. 4Q 2021	1Q 2021	1Q 2022 vs. 1Q 2021
Performance Materials Sales	$1,929	$1,664	16%	$1,204	60%
Essential Materials Sales	$903	$796	13%	$538	68%
Total PEM Sales	$2,832	$2,460	15%	$1,742	63%
Operating Income	$879	$821	7%	$288	205%
EBITDA	$1,071	$997	7%	$458	134%
EBITDA Margin	38%	41%	-	26%	-

+ Solid demand for PVC anchored by robust economic activity in end-use markets including construction and home remodeling
+ Polyethylene benefitted from the continuing strong demand in industrial and consumer packaging markets
+ Caustic soda saw pricing gains as global manufacturing activities improved driving demand
+ New epoxy business contributed to our earnings with higher sales prices and strong sales volumes

PEM Segment 1Q 2022 vs. 4Q 2021	
Average Sales Price	Volume
+3.8%	+11.3%

PEM Segment 1Q 2022 vs. 1Q 2021	
Average Sales Price	Volume
+43.8%	+18.8%

(1) Reconciliations of PEM EBITDA to the applicable GAAP measure can be found on page 14

9

Westlake

10 Population growth and urbanization in global economies drive performance product demand in housing, medical and automotive applications Value-added specialty polyethylene portfolio combined with our globally advantaged cost position in North America drives higher margin and more resilient profitability Epoxy extends Westlake’s end-market exposure to higher growth sustainability- oriented markets such as wind energy as well as automotive and aerospace light weighting Well positioned to benefit from secular demand driven by increasing product requirements for formulated, differentiated and specialty products in housing, packaging, wind energy, aerospace and automotive Performance and Essential Materials Update 1 2 3 4

11 Financial Reconciliations

12 Consolidated Statements of Operations Three months ended December 31, Three months ended March 31, 2021 2022 2021 (In millions of dollars, except per share data) Housing and Infrastructure Products Sales $ 1,047 $ 1,224 $ 615 Performance and Essential Materials Sales 2,460 2,832 1,742 Net sales 3,507 4,056 2,357 Cost of sales 2,411 2,771 1,848 Gross profit 1,096 1,285 509 Selling, general and administrative expenses 168 200 136 Amortization of intangibles 40 42 27 Restructuring, transaction and integration-related costs 15 11 — Income from operations 873 1,032 346 Interest expense (46) (46) (33) Other income, net 18 11 12 Income before income taxes 845 997 325 Provision for income taxes 184 233 72 Net income 661 764 253 Net income attributable to noncontrolling interests 17 8 11 Net income attributable to Westlake Corporation $ 644 $ 756 $ 242 Earnings per common share attributable to Westlake Corporation: Basic $ 5.01 $ 5.87 $ 1.88 Diluted $ 4.98 $ 5.83 $ 1.87

13 Reconciliation of EBITDA to Net Income, Income from Operations and Net Cash Provided by Operating Activities Three months ended December 31, Three months ended March 31, 2021 2022 2021 (In millions of dollars) Net cash provided by operating activities $ 757 $ 700 $ 265 Changes in operating assets and liabilities and other (123) 106 (2) Deferred income taxes 27 (42) (10) Net income 661 764 253 Less: Other income, net 18 11 12 Interest expense (46) (46) (33) Benefit from (provision for) income taxes (184) (233) (72) Income from operations 873 1,032 346 Add: Depreciation and amortization 240 257 195 Other income, net 18 11 12 EBITDA $ 1,131 $ 1,300 $ 553

14 Reconciliation of HIP, PEM and Corporate EBITDA to Applicable Operating Income (Loss) Three months ended December 31, Three months ended March 31, 2021 2022 2021 (In millions of dollars) Housing and Infrastructure Products EBITDA $ 162 $ 258 $ 105 Less: Depreciation and Amortization 70 71 32 Other Income (Expenses) 6 2 2 Housing and Infrastructure Products Operating Income (Loss) 86 185 71 Performance and Essential Materials EBITDA 997 1,071 458 Less: Depreciation and Amortization 168 184 161 Other Income (Expenses) 8 8 9 Performance and Essential Materials Operating Income (Loss) 821 879 288 Corporate EBITDA (28) (29) (10) Less: Depreciation and Amortization 2 2 2 Other Income (Expenses) 4 1 1 Corporate Operating Income (Loss) (34) (32) (13) Housing and Infrastructure Products Operating Income (Loss) 86 185 71 Performance and Essential Materials Operating Income (Loss) 821 879 288 Corporate Operating Income (Loss) (34) (32) (13) Total Operating Income (Loss) $ 873 $ 1,032 $ 346

15 Quarterly Industry Data

Average Quarterly Industry Prices and Housing Starts Data

	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Average domestic prices [1]					
Natural gas ($/MMBtu) [2]	2.8	2.9	4.0	5.8	4.8
Ethane (cents/lb) [3]	8.1	8.7	11.7	13.2	13.5
Propane (cents/lb) [4]	21.2	20.7	27.6	29.5	30.7
Ethylene (cents/lb) [5]	45.1	43.0	48.0	35.4	37.6
Polyethylene (cents/lb) [6]	78.0	99.0	109.0	92.0	79.3
Styrene (cents/lb) [7]	76.5	90.5	82.0	84.8	91.3
Caustic soda ($/short ton) [8]	648	755	825	920	972
Chlorine ($/short ton) [9]	234	309	443	563	680
PVC (cents/lb) [10]	92.8	105.0	109.0	114.3	113.3
Average export prices [1]					
Polyethylene (cents/lb) [11]	76.3	89.7	86.0	72.7	69.6
Caustic soda ($/short ton) [12]	249	333	364	573	617
PVC (cents/lb) [13]	67.8	77.8	74.1	90.0	72.6
Housing Starts (in thousands of units)					
Housing Starts - Actual quarterly starts [14]	358	435	419	389	395
Housing Starts - Seasonally Adjusted Annual Rate [15]	1,599	1,588	1,562	1,670	1,753

1) Industry pricing data was obtained through IHS Markit ("IHS"). We have not independently verified the data.
2) Average Burner Tip contract prices of natural gas over the period.
3) Average Mont Belvieu spot prices of purity ethane over the period.
4) Average Mont Belvieu spot prices of non-TET propane over the period.
5) Average North American spot prices of ethylene over the period.
6) Average North American Net Transaction prices of polyethylene low density GP-Film grade over the period.
7) Average North American contract prices of styrene over the period.
8) Average USGC-CSLi index values for caustic soda over the period. As stated by IHS, "the caustic soda price listing represents the USGC-CSLi values. USGC-CSLi does not reflect contract price discounts, implementation lags, caps or other adjustments factors. Additionally, it is not intended to represent a simple arithmetic average of all market transactions occurring during the month. Rather, the USGC-CSLi is most representative of the month-to-month caustic soda price movement for contract volumes of liquid 50% caustic soda rather than the absolute value of contract prices at a particular point in time. It is intended to serve only as a benchmark."
9) Average North American contract prices of chlorine over the period.
10) Average North American contract prices of pipe grade polyvinyl chloride ("PVC") over the period. As stated by IHS, "the contract resin prices posted reflect an "index" or "market" for prices before discounts, rebates, incentives, etc."
11) Average North American export price for low density polyethylene GP-Film grade over the period.
12) Average North American low spot export prices of caustic soda over the period.
13) Average North American spot export prices of PVC over the period.
14) Quarterly Single and Multi-family Starts data per the U.S. Census Bureau - April 19, 2022 report.
15) Quarterly Average Single and Multi-family Seasonally Adjusted Annual Rate data per the U.S. Census Bureau - April 19, 2022 report.

16

Westlake

17 Safe Harbor Language This presentation contains certain forward-looking statements including statements regarding creating value for our shareholders, pricing and demand for our products, continued recovery in key end markets, industry outlook for both of our segments, our cost control and efficiency efforts, our ability to deliver end-use building products to consumers, our ability to capture integrated chain margin, our development of additional green products in the future, our sustainability goals and commitments and our reduction in carbon impact. Actual results may differ materially depending on factors, including, but not limited to, the following: the effects of our recently completed acquisitions, including our future financial condition, results of operations, strategy and plans; and expected synergies and other benefits from the acquisitions and our ability to realize such synergies and other benefits; general economic and business conditions; the cyclical nature of the chemical and building products industries; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, European and worldwide economies, including those due to political tensions and unrest in the Middle East and elsewhere including the conflict between Russia and Ukraine; uncertainties associated with pandemic infectious diseases, particularly COVID-19; current and potential governmental regulatory actions in the United States and other countries; industry production capacity and operating rates; the supply/demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, labor difficulties, transportation interruptions, spills and releases and other environmental risks); changes in laws or regulations, including trade policies; technological developments; information systems failures and cyber attacks; foreign currency exchange risks; our ability to implement our business strategies; creditworthiness of our customers; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Investor Relations Contacts Westlake Corporation 2801 Post Oak Boulevard, Suite 600 Houston, Texas 77056 713-960-9111 Steve Bender Executive Vice President & Chief Financial Officer Jeff Holy Vice President & Treasurer